Exhibit 99.1

EPAM Reports Results for Second Quarter 2019

Second quarter revenues of $551.6 million, up 23.8% year-over-year
GAAP Diluted EPS of $1.02 for the second quarter
Non-GAAP Diluted EPS of $1.28 for the second quarter

Newtown, PA — August 8, 2019 — EPAM Systems, Inc. (NYSE: EPAM), a leading global provider of digital platform engineering and software development services, today announced results for its second quarter ended June 30, 2019.

“Our ability to manage complex, enterprise-level programs, in addition to our continued investments in our people and new technologies across our entire services portfolio, underpins our strong Q2 results,” said Arkadiy Dobkin, CEO & President, EPAM. “Based on the continued demand we see for our services and solutions, we have raised our full-year revenue outlook.”

Second Quarter 2019 Highlights

•	Revenues increased to $551.6 million, a year-over-year increase of $105.9 million, or 23.8%, and on a constant currency basis, revenues were up 25.1% over the corresponding period last year;

•	GAAP income from operations was $72.9 million, an increase of $18.6 million, or 34.4%, compared to $54.2 million in the second quarter of 2018;

•	Non-GAAP income from operations was $92.6 million, an increase of $20.3 million, or 28.0%, compared to $72.3 million in the second quarter of 2018;

•
Diluted earnings per share (“EPS”) on a GAAP basis was $1.02, an increase of $0.13, or 14.6%, compared to $0.89 in the second quarter of 2018 based on a weighted average share count of 57.6 million fully diluted shares outstanding; and

•	Non-GAAP diluted EPS was $1.28, an increase of $0.27, or 26.7%, compared to $1.01 in the second quarter of 2018.
Cash Flow and Other Metrics

•	Cash provided by operating activities was $43.8 million for the first six months of 2019, compared to $66.8 million provided by operating activities for the first six months of 2018;

•	Cash, cash equivalents and restricted cash totaled $778.5 million as of June 30, 2019, an increase of $6.8 million, or 0.9%, from $771.7 million as of December 31, 2018; and

•	Total headcount was approximately 33,100 as of June 30, 2019. Included in this number were approximately 29,400 delivery professionals, an increase of 21.0% from June 30, 2018.

2019 Outlook - Full Year and Third Quarter
Full Year

•
Revenue growth for 2019 will now be at least 23%. The Company continues to expect that foreign currency translation will have a 1% unfavorable impact on full year reported revenues. The Company now expects revenue growth on a constant currency basis will be at least 24%;

•	The Company continues to expect GAAP income from operations to be in the range of 12.5% to 13.5% of revenues and non-GAAP income from operations to be in the range of 16% to 17% of revenues;

•	The Company expects its GAAP effective tax rate to now be approximately 14% and its non-GAAP effective tax rate to continue to be approximately 23%; and

•
The Company expects GAAP diluted EPS will now be at least $4.43 for the full year, and non-GAAP diluted EPS will now be at least $5.25 for the full year. The Company now expects weighted average share count for the year of 57.7 million diluted shares outstanding.

Third Quarter

•
Revenues will be at least $579 million for the third quarter reflecting a year-over-year growth rate of at least 23%. The Company expects foreign currency translation to have a 1% unfavorable impact on year-over-year revenue growth during the quarter. The Company expects year-over-year revenue growth on a constant currency basis to be at least 24%;

•
For the third quarter, the Company expects GAAP income from operations to be in the range of 12.5% to 13.5% of revenues and non-GAAP income from operations to be in the range of 16% to 17% of revenues;

•	The Company expects its GAAP effective tax rate to be approximately 15% and its non-GAAP effective tax rate to be approximately 23%; and

•
The Company expects GAAP diluted EPS will be at least $1.14 for the quarter, and non-GAAP diluted EPS will be at least $1.32 for the quarter. The Company expects weighted average share count for the quarter of 57.9 million diluted shares outstanding.

Conference Call Information
EPAM will host a conference call to discuss results on Thursday, August 8, 2019 at 8:00 a.m. Eastern time. The live conference call will be available by dialing +1 (877) 407-0784 or +1 (201) 689-8560 (outside of the U.S.). A webcast of the conference call can be accessed at the Investor Relations section of the Company’s website at http://investors.epam.com. A replay will be available approximately one hour after the call by dialing +1 (844) 512-2921 or +1 (412) 317-6671 (outside of the U.S.) and entering the conference ID 13692355. The replay will be available until August 22, 2019.

About EPAM Systems
Since 1993, EPAM Systems, Inc. (NYSE: EPAM) has leveraged its software engineering expertise to become a leading global product development, digital platform engineering, and top digital and product design agency. Through its ‘Engineering DNA’ and innovative strategy, consulting, and design capabilities, EPAM works in collaboration with its customers to deliver next-gen solutions that turn complex business challenges into real business outcomes. EPAM’s global teams serve customers in over 25 countries across North America, Europe, Asia and Australia. EPAM is a recognized market leader in multiple categories among top global independent research agencies and was one of only four technology companies to appear on Forbes 25 Fastest Growing Public Tech Companies list every year of publication since 2013. Learn more at http://www.epam.com/ and follow EPAM on Twitter @EPAMSYSTEMS and LinkedIn.

Non-GAAP Financial Measures
EPAM supplements results reported in accordance with United States generally accepted accounting principles, referred to as GAAP, with non-GAAP financial measures. Management believes these measures help illustrate underlying trends in EPAM’s business and uses the measures to establish budgets and operational goals, communicate internally and externally, for managing EPAM’s business and evaluating its performance. Management also believes these measures help investors compare EPAM’s operating performance with its results in prior periods. EPAM anticipates that it will continue to report both GAAP and certain non-GAAP financial measures in its financial results, including non-GAAP results that exclude stock-based compensation expenses, write-offs and recoveries, acquisition-related costs, amortization of purchased intangible assets, goodwill impairment, certain other one-time charges and benefits, changes in fair value of contingent consideration, foreign exchange gains and losses, the impact of U.S. tax reform, excess tax benefits related to stock-based compensation, and the related effect on income taxes of the pre-tax adjustments. Management also compares operating results on a basis of “constant currency,” which is also a non-GAAP financial measure. This measure excludes the effect of foreign currency exchange rate fluctuations by translating the current period revenues and expenses into U.S. dollars at the weighted average exchange rates of the prior period of comparison. Because EPAM’s reported non-GAAP financial measures are not calculated in accordance with GAAP, these measures are not comparable to GAAP and may not be comparable to similarly described non-GAAP measures reported by other companies within EPAM’s industry. Consequently, EPAM’s non-GAAP financial measures should not be evaluated in isolation or supplant comparable GAAP measures, but rather, should be considered together with the information in EPAM’s consolidated financial statements, which are prepared in accordance with GAAP.
Forward-Looking Statements
This press release includes statements which may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. Factors that could cause actual results to differ materially from those expressed or implied include general economic conditions and the factors discussed in the Company’s most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. EPAM undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

Contact:
EPAM Systems, Inc.
David Straube, Head of Investor Relations
Phone: +1-267-759-9000 x59419
david_straube@epam.com

EPAM SYSTEMS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(Unaudited)
(In thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Revenues	$551,587	$445,647	$1,072,920	$869,795
Operating expenses:
Cost of revenues (exclusive of depreciation and amortization)	355,915	289,175	700,604	566,809
Selling, general and administrative expenses	111,762	93,273	213,548	182,914
Depreciation and amortization expense	11,028	8,962	21,228	17,138
Income from operations	72,882	54,237	137,540	102,934
Interest and other income, net	1,190	1,052	4,266	501
Foreign exchange (loss)/gain	(3,562)	1,830	(7,046)	1,583
Income before provision for/(benefit from) income taxes	70,510	57,119	134,760	105,018
Provision for/(benefit from) income taxes	11,733	6,864	15,229	(9,655)
Net income	$58,777	$50,255	$119,531	$114,673
Foreign currency translation adjustments, net of tax	2,620	(15,834)	5,563	(12,525)
Unrealized gain/(loss) on cash-flow hedging instruments, net of tax	1,537	(2,076)	4,637	(2,007)
Comprehensive income	$62,934	$32,345	$129,731	$100,141

Net income per share:
Basic	$1.07	$0.94	$2.19	$2.15
Diluted	$1.02	$0.89	$2.08	$2.03
Shares used in calculation of net income per share:
Basic	54,682	53,517	54,465	53,299
Diluted	57,614	56,587	57,427	56,415

EPAM SYSTEMS, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(In thousands, except share and per share data)

	As of June 30, 2019	As of December 31, 2018
Assets
Current assets
Cash and cash equivalents	$777,365	$770,560
Accounts receivable, net of allowance of $1,882 and $1,557, respectively	343,864	297,685
Unbilled revenues	135,786	104,652
Prepaid expenses and other current assets	28,808	26,171
Total current assets	1,285,823	1,199,068
Property and equipment, net	111,175	102,646
Operating lease right-of-use assets	210,447	—
Intangible assets, net	53,821	57,065
Goodwill	179,214	166,832
Deferred tax assets	69,734	69,983
Other noncurrent assets	21,237	16,208
Total assets	$1,931,451	$1,611,802

Liabilities
Current liabilities
Accounts payable	$6,043	$7,444
Accrued expenses and other current liabilities	96,026	127,937
Due to employees	64,032	49,683
Deferred compensation due to employees	7,928	9,920
Taxes payable, current	50,156	67,845
Operating lease liabilities, current	48,429	—
Total current liabilities	272,614	262,829
Long-term debt	25,000	25,031
Taxes payable, noncurrent	43,650	43,685
Operating lease liabilities, noncurrent	158,137	—
Other noncurrent liabilities	9,803	17,661
Total liabilities	509,204	349,206
Commitments and contingencies
Stockholders’ equity
Common stock, $0.001 par value; 160,000,000 authorized; 54,799,024 and 54,099,927 shares issued, 54,779,289 and 54,080,192 shares outstanding at June 30, 2019 and December 31, 2018, respectively	55	54
Additional paid-in capital	574,619	544,700
Retained earnings	879,064	759,533
Treasury stock	(177)	(177)
Accumulated other comprehensive loss	(31,314)	(41,514)
Total stockholders’ equity	1,422,247	1,262,596
Total liabilities and stockholders’ equity	$1,931,451	$1,611,802

EPAM SYSTEMS, INC. AND SUBSIDIARIES
Reconciliations of Non-GAAP Financial Measures to Comparable GAAP Financial Measures
(Unaudited)
(In thousands, except percent and per share amounts)

Reconciliation of revenue growth on a constant currency basis to revenue growth as reported under GAAP is presented in the table below:

	Three Months Ended June 30, 2019	Six Months Ended June 30, 2019
Revenue growth on a constant currency basis(1)	25.1%	25.7%
Foreign exchange rates impact	(1.3)%	(2.3)%
Revenue growth as reported	23.8%	23.4%

(1)	Constant currency revenue results are calculated by translating current period revenues in local currency into U.S. dollars at the weighted average exchange rates of the comparable prior period.

Reconciliation of various income statement amounts from GAAP to non-GAAP for the three and six months ended June 30, 2019 and 2018:

	Three Months Ended June 30, 2019			Six Months Ended June 30, 2019
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Cost of revenues (exclusive of depreciation and amortization)(2)	$355,915	$(7,480)	$348,435	$700,604	$(20,261)	$680,343
Selling, general and administrative expenses(3)	$111,762	$(9,606)	$102,156	$213,548	$(19,227)	$194,321
Income from operations(4)	$72,882	$19,687	$92,569	$137,540	$44,227	$181,767
Operating margin	13.2%	3.6%	16.8%	12.8%	4.1%	16.9%
Net income(5)	$58,777	$14,933	$73,710	$119,531	$25,705	$145,236
Diluted earnings per share	$1.02		$1.28	$2.08		$2.53

	Three Months Ended June 30, 2018			Six Months Ended June 30, 2018
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Cost of revenues (exclusive of depreciation and amortization)(2)	$289,175	$(7,054)	$282,121	$566,809	$(15,343)	$551,466
Selling, general and administrative expenses(3)	$93,273	$(8,997)	$84,276	$182,914	$(17,924)	$164,990
Income from operations(4)	$54,237	$18,083	$72,320	$102,934	$37,059	$139,993
Operating margin	12.2%	4.0%	16.2%	11.8%	4.3%	16.1%
Net income(5)	$50,255	$6,821	$57,076	$114,673	$(5,354)	$109,319
Diluted earnings per share	$0.89		$1.01	$2.03		$1.94

Items (2) through (5) above are detailed in the table below with the specific cross-reference noted in the appropriate item.

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Stock-based compensation expenses	$7,480	$7,054	$20,261	$15,343
Total adjustments to GAAP cost of revenues(2)	7,480	7,054	20,261	15,343
Stock-based compensation expenses	8,217	7,756	17,292	16,063
Other acquisition-related expenses	850	85	1,361	462
One-time charges	539	1,156	574	1,399
Total adjustments to GAAP selling, general and administrative expenses(3)	9,606	8,997	19,227	17,924
Amortization of purchased intangible assets	2,601	2,032	4,739	3,792
Total adjustments to GAAP income from operations(4)	19,687	18,083	44,227	37,059
Change in fair value of contingent consideration included in Interest and other income, net	1,356	—	1,356	—
Foreign exchange loss/(gain)	3,562	(1,830)	7,046	(1,583)
Provision for/(benefit from) income taxes:
Tax effect on non-GAAP adjustments	(4,931)	(3,286)	(10,670)	(7,517)
Net discrete benefit related to U.S. tax reform	—	(706)	—	(23,183)
Excess tax benefits related to stock-based compensation	(4,741)	(5,440)	(16,254)	(10,130)
Total adjustments to GAAP net income(5)	$14,933	$6,821	$25,705	$(5,354)

EPAM SYSTEMS, INC. AND SUBSIDIARIES
Reconciliations of Guidance Non-GAAP Financial Measures to Comparable GAAP Financial Measures
(Unaudited)
(In percent, except per share amounts)

The below guidance constitutes forward-looking statements within the meaning of the federal securities laws and is based on a number of assumptions that are subject to change and many of which are outside the control of the Company. Actual results may differ materially from the Company’s expectations depending on factors discussed in the Company’s filings with the Securities and Exchange Commission.

Reconciliation of projected revenue growth on a constant currency basis to projected revenue growth on a GAAP basis is presented in the table below:

	Third Quarter 2019	Full Year 2019
Revenue growth on a constant currency basis (at least) (6)	24%	24%
Foreign exchange rates impact	(1)%	(1)%
Revenue growth (at least)	23%	23%

(6)
Constant currency revenue results are calculated by translating current period projected revenues in local currency into U.S. dollars at the weighted average exchange rates of the comparable prior period.

Reconciliation of projected GAAP to non-GAAP income from operations as a percentage of revenues is presented in the table below:

	Third Quarter 2019	Full Year 2019
GAAP income from operations as a percentage of revenues	12.5% to 13.5%	12.5% to 13.5%
Stock-based compensation expenses	2.9%	3.0%
Included in cost of revenues (exclusive of depreciation and amortization)	1.4%	1.5%
Included in selling, general and administrative expenses	1.5%	1.5%
Other acquisition-related expenses	0.1%	0.1%
Amortization of purchased intangible assets	0.5%	0.4%
Non-GAAP income from operations as a percentage of revenues	16% to 17%	16% to 17%

Reconciliation of projected GAAP to non-GAAP effective tax rate is presented in the table below:

	Third Quarter 2019	Full Year 2019
GAAP effective tax rate (approximately)	15%	14%
Tax effect on non-GAAP adjustments	3.4%	3.9%
Excess tax benefits related to stock-based compensation	4.6%	5.1%
Non-GAAP effective tax rate (approximately)	23%	23%

Reconciliation of projected GAAP to non-GAAP diluted earnings per share is presented in the table below:

	Third Quarter 2019	Full Year 2019
GAAP diluted earnings per share (at least)	$1.14	$4.43
Stock-based compensation expenses	0.28	1.20
Included in cost of revenues (exclusive of depreciation and amortization)	0.13	0.61
Included in selling, general and administrative expenses	0.15	0.59
Other acquisition-related expenses	0.01	0.04
Amortization of purchased intangible assets	0.05	0.18
One-time charges	—	0.01
Change in fair value of contingent consideration included in Interest and other income, net	—	0.02
Foreign exchange loss	0.02	0.16
Provision for income taxes:
Tax effect on non-GAAP adjustments	(0.08)	(0.34)
Excess tax benefits related to stock-based compensation	(0.10)	(0.45)
Non-GAAP diluted earnings per share (at least)	$1.32	$5.25